UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 15, 2018
Fitbit, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001- 37444	20-8920744

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

199 Fremont Street, 14th Floor
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

(415) 513-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2018, Fitbit, Inc. (the “Company”) entered into a consulting agreement with William Zerella (the “Consulting Agreement”), effective June 16, 2018, pursuant to which Mr. Zerella will provide consulting services to the Company for three months following his resignation as Chief Financial Officer of the Company. Pursuant to the Consulting Agreement, Mr. Zerella will provide consulting services for an hourly rate of $375; provided, however, that the Company will pay Mr. Zerella no less than a total of $3,750 for services performed over the term of the Consulting Agreement. In connection with the approval of the Consulting Agreement, the compensation committee of the board of directors of the Company (the “Committee”) also approved a grant to Mr. Zerella of 15,833 restricted stock units with respect to shares of the Company’s Class A common stock (“RSUs”). Mr. Zerella’s RSU award will be fully vested on the date of grant. The foregoing summary of key terms of the Consulting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Consulting Agreement, a copy of which is filed as an exhibit to this Form 8-K.

On June 15, 2018, and in connection with Ronald Kisling’s appointment as Chief Financial Officer of the Company, the Committee approved the following compensation for Mr. Kisling: (i) an annual base salary of $400,000, effective June 15, 2018; (ii) a target bonus of 75% of Mr. Kisling’s annual base salary; and (iii) a grant of 108,000 RSUs. Subject to Mr. Kisling’s provision of service to the Company on each vesting date, 1/12th of the total number of shares subject to Mr. Kisling’s RSU award will vest on September 15, 2018, and the remainder will vest on each quarterly anniversary thereafter in equal installments, until such time as the total number of RSUs subject to Mr. Kisling’s RSU award are 100% vested.

The Company also entered into an amended and restated retention agreement with Mr. Kisling, dated as of June 15, 2018. The form of retention agreement was filed as Exhibit 10.10 to the Company’s Registration Statement on Form S-1 (No. 333-203941), as filed with the Securities and Exchange Commission on May 21, 2015, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Consulting Agreement, dated as of June 15, 2018, by and between the Company and Mr. Zerella.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITBIT, INC.

Date:	June 19, 2018	By:	/s/ Andy Missan
Name: Andy Missan
Title: Executive Vice President, General Counsel, and Secretary